Exhibit 99.1

Magnachip Announces Plan to Shut Down Display Business by End of Q2 2025

Company to Become a Pure-Play Power Business To Drive Profitable Growth and Maximize Shareholder Value

-Company will continue to evaluate opportunities to monetize Display assets-

SEOUL, South Korea, April 8, 2025 – Magnachip Semiconductor Corporation (NYSE:MX) (“Magnachip” or the “Company”) today announced that after a thorough review its Board of Directors unanimously approved a plan to shut down the Company’s Display business by the end of the second quarter of 2025. The Company had previously announced its intention to explore all strategic options for the Display business and to classify the Display business as discontinued operations when it reports Q1 results in May in order to focus as a pure-play Power discrete and Power IC company and to achieve profitable revenue growth and maximize shareholder value. However, the Company has not been able to consummate a transaction following several months of discussions with several interested parties on terms that the Company’s Board of Directors believed were in the best interests of the Company and its stockholders. Therefore, the Company has already begun notifying its customers impacted by this decision.

Shutting down the Display business will include the liquidation of Magnachip Mixed-Signal, Ltd. (“MMS”), the Company’s wholly owned subsidiary that operates the discontinued Display business. The Company will retain its Power IC business which had previously resided in MMS and now operates alongside the Company’s Power discrete business in Magnachip Semiconductor, Ltd. (“Magnachip Korea”), the Company’s wholly owned subsidiary that comprises the Power solutions business. Together, the Power IC and Power discrete businesses represent Magnachip’s going-forward continuing operations. The Company will maintain a small team to continue to support customers with respect to “end of life” (“EOL”) products. While Magnachip expects to shut down the Display business by the end of Q2, Magnachip will continue to evaluate opportunities to monetize Display assets.

Magnachip CEO YJ Kim said, “It was an extremely difficult decision to shut down our Display business when considering both our valued customers and employees. However, our first priority is to ensure Magnachip’s long-term success by achieving consistent profitability and earnings growth in order to maximize shareholder value. Navigating the unpredictable macroeconomic headwinds will likely pose significant challenges to all companies over the coming few quarters. At the same time, our strategic pivot to focus exclusively on Power discrete and Power IC businesses is designed to position the Company for a return to profitability. We aim to attain a quarterly Adjusted EBITDA* break-even from continuing operations by the end of this year. We also believe that this will pave the way for positive adjusted operating income* in 2026 and positive adjusted free cash flow* in 2027. Each of these targets will act as milestones towards achieving a goal in 3 years to reach a $300 million annual revenue run-rate with a 30% gross profit margin target. We call this our 3-3-3 strategy.” Magnachip’s Power discrete and Power IC businesses generated $185 million in revenue in 2024, up 13% from 2023, and the Company expects mid-to-high-single digit revenue growth in 2025.”

Magnachip’s Chairman of the Board Camillo Martino commented, “Having concluded an in-depth review of our businesses, Magnachip’s Board of Directors made a unanimous decision to shut down the Display business in order to focus the Company on the revenue growth and profit potential of the Power discrete and Power IC businesses. We believe the actions announced today demonstrate the Board’s firm commitment to put Magnachip on the path to achieve profitable revenue growth, restore the Company back to profitability and to enhance shareholder value.”

The actions that are being undertaken by the Company in connection with the liquidation process are expected to result in a 30% to 35% reduction in annualized operating expenditures (excluding equity compensation charges) as compared with 2024. In addition, the Company will provide limited support for remaining customer obligations including the sale of EOL Display products, which will be conducted by Magnachip Korea.

*	Non-GAAP measure. Please see “Use of Non-GAAP Financial Measures” below.

The Company is unable at this time to provide an estimated amount or range of estimated amounts to be incurred or the future cash expenditures or charges that it will incur in connection with the shutdown of the Company’s Display business and the liquidation of MMS. The Company expects to disclose such costs promptly after the Company makes a determination of an estimate or range of estimates of the costs that are expected to be incurred in connection with the shutdown of the Display business and the liquidation of MMS.

USE OF NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA, adjusted operating income and adjusted free cash flow are considered Non-GAAP measures. Management believes that non-GAAP financial measures, when viewed in conjunction with GAAP results, can provide a meaningful understanding of the factors and trends affecting our business and operations and assist in evaluating our core operating performance. However, such non-GAAP financial measures have limitations and should not be considered as a substitute for net loss or as a better indicator of our operating performance than measures that are presented in accordance with GAAP. A reconciliation of historical GAAP results to Non-GAAP results can be found in our most recent earnings press release on the investor relations page of our website at https://investors.magnachip.com. We define adjusted free cash flow as net cash provided by operating activities, adjusted for net foreign currency transaction gain or loss, less capital expenditures.

Safe Harbor for Forward-Looking Statements

Information in this presentation regarding Magnachip’s forecasts, business outlook, expectations and beliefs are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. All forward-looking statements included or incorporated by reference in this press release, including expectations about future operating results and financial performance, outlook and business plans, including longer term revenue growth and Adjusted EBITDA, adjusted operating income and adjusted free cash flow targets, future growth and revenue opportunities from new and existing products and customers, the timing and extent of future revenue contributions by our products and businesses, and the impact of market conditions associated with inflation and higher interest rates, geopolitical conflicts including between Russia-Ukraine and between Israel-Hamas, sustained military action and conflict in the Red Sea, and global macroeconomic conditions resulting from trade and tariff actions instituted between the U.S. and other countries on Magnachip’s future operating results and financial performance, and the timing and extent of future revenue contributions by our products and businesses, are based upon information available to Magnachip as of the date of this press release, which may change, and we assume no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, among others: the impact of changes in macroeconomic conditions, including those caused by or related to recent trade and tariff actions announced by the U.S. globally and the related retaliatory tariffs and disruptions in supply chains and global trade as a result thereof, inflation, potential recessions or other deteriorations, economic instability or civil unrest; the geopolitical conflicts including between Russia-Ukraine and between Israel-Hamas, sustained military action and conflict in the Red Sea; manufacturing capacity constraints or supply chain disruptions that may impact our ability to deliver our products or affect the price of components, which may lead to an increase in our costs and impact demand for our products from customers who are similarly affected by such capacity constraints or disruptions; the impact of competitive products and pricing; timely acceptance of our designs by customers; timely introduction of new products and technologies; our ability to ramp new products into volume production; industry-wide shifts in supply and demand for semiconductor products; overcapacity within the industry or at Magnachip; effective and cost-efficient utilization of manufacturing capacity; financial stability in foreign markets and the impact of foreign exchange rates; unanticipated costs and expenses or the inability to identify expenses that can be eliminated; compliance with U.S. and international trade and export laws and regulations by us, our customers and our distributors; change to or ratification of local or international laws and regulations, including those related to environment, health and safety; public health issues; other business interruptions that could disrupt supply or delivery of, or demand for, Magnachip’s products; and other risks detailed from time to time in Magnachip’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Form 10-K filed on March 14, 2025, and subsequent registration statements, amendments or other reports that we may file from time to time with the SEC and/or make available on our website. Magnachip assumes no obligation and does not intend to update the forward-looking statements provided, whether as a result of new information, future events or otherwise.

About Magnachip Semiconductor

Magnachip is a designer and manufacturer of analog and mixed-signal semiconductor platform solutions for communication, Internet of Things (“IoT”), consumer, computing, industrial and automotive applications. The Company provides a broad range of standard products to customers worldwide. Magnachip, with about 45 years of operating history, owns a portfolio of approximately 1,000 registered patents and pending applications, and has extensive engineering, design, and manufacturing process expertise. For more information, please visit www.magnachip.com. Information on or accessible through Magnachip’s website is not a part of, and is not incorporated into, this release.

CONTACT:

Steven C. Pelayo, CFA

The Blueshirt Group

Tel. +1 (360) 808-5154

steven@blueshirtgroup.co